Q2 FY26 Earnings presentation

DISCLAIMER Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “future,” “growth,” “opportunity,” “well-positioned,” "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” “project,” “may,” “could,” and “should,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to, projected financial information and outlook; statements regarding future events and opportunities; our product and technology roadmap; estimates and forecasts of financial and other performance metrics; projections of market opportunity, including opportunities in emerging and adjacent markets; the pending sale of our equity interest in Wuxi indie Microelectronics Technology Co., Ltd, its projected timing to close, impact to our consolidated financial statements and our sales in China, as well as the timing and anticipated benefits of our acquisitions. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results included in such forward-looking statements. In addition to the factors previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2025 as filed with the SEC on February 27, 2026, as supplemented by our Quarterly Reports on Form 10-Q, and in our other public reports filed with the SEC (including those identified under “Risk Factors” therein), the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: macroeconomic conditions, including inflation, rising interest rates and volatility in the credit and financial markets; our reliance on contract manufacturing and outsourced supply chain and the availability of semiconductors and manufacturing capacity; competitive products and pricing pressures; our ability to win competitive bid selection processes and achieve additional design wins; the impact of the pending sale of our entire equity interest in Wuxi and any potential adverse effects of such sale on our business, financial condition, operating results and stock price; the impact of recent acquisitions made and any other acquisitions we may make, including the announced acquisition of the CMOS Imaging Sensor Business from ams-OSRAM AG, and the ability to complete such acquisition, and our ability to successfully integrate acquired businesses and risks that the anticipated benefits of any acquisitions may not be fully realized or take longer to realize than expected; our ability to develop, market and gain acceptance for new and enhanced products and expand into new technologies and markets; trade restrictions and trade tensions, including the recent trade and tariff actions taken or proposed by the U.S. government affecting the countries where we operate; armed conflict, political or economic instability in our target markets. We caution that the foregoing list of factors is not exclusive. All information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward-looking statements made in this presentation or in our other public filings, whether as a result of new information, future events or otherwise, except as required by law.  Industry and Market Data  In this presentation, we rely on and refer to information and statistics regarding the sectors in which we compete and other industry data. We obtained this information and statistics from third-party sources, including reports by market research firms. Although we believe these sources are reliable, they have not independently verified the information and we do not guarantee their accuracy and completeness. We have supplemented this information where necessary with information from discussions with our customers and our own internal estimates, taking into account publicly available information about other industry participants and our management’s best view regarding information that is not publicly available.   Trademarks and Trade Names   indie and the indie logo are our trademarks. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended to, and does not imply, a relationship with indie, or an endorsement or sponsorship by or of indie.

DISCLAIMER Use of GAAP, Non-GAAP and Other Financial Measures   This presentation contains certain financial measures that have not been calculated in accordance with United States Generally Accepted Accounting Principles (“GAAP”), including non-GAAP operating expenses, non-GAAP operating income, and non-GAAP net earnings (loss) per share. We do not report a GAAP or non-GAAP measure of gross profit or gross margin because certain costs related to contract revenues are expensed as incurred and included in research and development expenses, and not in cost of sales, as it is not practicable for us to bifurcate these expenses. We believe that non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. Management may use these non-GAAP financial measures to, among other things, evaluate operating performance and compare it against past periods or against peer companies, make operating decisions, forecast for future periods and to determine payments under compensation programs. These non-GAAP financial measures provide management with additional means to understand and evaluate the operating results and trends in our ongoing business by eliminating certain expenses and other items that management believes might otherwise make comparisons of our ongoing business with prior periods and competitors more difficult, analyze trends in ongoing operations or improve management’s ability to forecast future periods. The non-GAAP financial measures presented should not be considered in isolation and are not an alternative for the respective GAAP financial measure that is most directly comparable to each such non-GAAP financial measure. Investors are cautioned against placing undue reliance on these non-GAAP financial measures and are urged to review and consider carefully the adjustments made by management to the most directly comparable GAAP financial measures to arrive at these non-GAAP financial measures in our most recent earnings release. Non-GAAP financial measures may have limited value as analytical tools because they may exclude certain expenses that some investors consider important in evaluating our operating performance or ongoing business performance. Further, non-GAAP financial measures are likely to have limited value for purposes of drawing comparisons between companies as a result of different companies potentially calculating similarly titled non-GAAP financial measures in different ways because non-GAAP measures are not based on any comprehensive set of accounting rules or principles.

Secured radar design win with a leading Tier 1 supplier supporting Volvo Key Physical AI design wins at Unitree and Agibot for our sensing products Second quarter Business highlights Launched iND881, a next-generation Edge AI SoC for automotive and physical AI applications Captured new iND880 vision processor design wins with leading OEMs in China Achieved a record quarter for Quantum bookings, including new customer-funded programs Received Supplier Excellence Award from Mahindra for indie’s emotion3D in-cabin software Showcased to much acclaim industry-first single-mirror integrated DMS/OMS and eMirror solution

Q2 FY26 earnings snapshot * See Appendix for GAAP to Non-GAAP reconciliation Broad-based Q2 execution with accelerating growth and expanding design win momentum Revenue of $64M, up 24% Y-o-Y, exceeding the midpoint of the guidance range Non-GAAP Operating Loss* of $8.9M, representing continued significant progress towards profitability Non-GAAP Net Loss Per Share* of $0.05 Total Cash, Cash Equivalents and Restricted Cash of $149M

Looking ahead to Q3 FY26 Q3 FY26 Outlook Revenue $67 - $73 million $70 million at midpoint $40M from core indie business $30M revenue from Wuxi Non-GAAP Operating Expenses* ~$37 million Down ~$1 million sequentially Non-GAAP Net Interest Expense* ~$3.2 million Non-GAAP Net Loss Per Share* $0.04 Including no tax expenses On a base of 230 million shares outstanding * See Disclaimer slides regarding Non-GAAP measures.

Appendix & Supplementals

Q2 2026 financial metrics GAAP Results (in thousands) Q2 2026 Q2 2025 Revenue 64,009 51,634 Cost of Goods Sold 40,923 30,693 SELECT NON-CASH Items Included in GAAP COGS (in thousands) Q2 2026 Q2 2025 Acquisition-related expenses 477 63 Amortization of intangible assets 7,799 6,532 Share-based compensation 17,919 14,759 indie Semiconductor | Supplemental Financial Detail

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP

RECONCILIATION OF PRELIMINARY NON-GAAP MEASURES TO GAAP